Exhibit 99.1 January 2024

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Obicetrapib in multiple Phase 3 trials for hypercholesterolemia – Key value- driving data expected in 2024 Significant unmet need for oral LDL-lowering therapy as adjunct Multiple pivotal data readouts to statins: expected from 2024-2026 • 35mm+ patients in US/EU5 are not achieving LDL-lowering • 1Q 2024: Complete Phase 3 enrollment for PREVAIL goals despite standard-of-care• 1Q 2024: Initiate Phase 3 fixed-dose combination (“FDC”) trial • $3-4B+ global market opportunity Anticipated Phase 3 data readouts: Simple, oral, once-daily, low dose CETP inhibitor with strong LDL-lowering observed through five Phase 2 trials: • 3Q 2024: BROOKLYN • 4Q 2024: BROADWAY • 43% mean LDL-lowering as monotherapy, 59% mean in • 1Q 2025: TANDEM Fixed-Dose Combination combination with ezetimibe, observed on top of high- • 2026: PREVAIL CVOT intensity statins Additional pipeline expansion potential in Alzheimer’s • Tolerability data in >800 pts, with blinded data in >10,000 pts disease and diabetes • Robust effects on ApoB, non-HDL-C, HDL-C and Lp(a) Upcoming catalysts build on 2023 progress: Convenient oral format potentially enables broad market access to address unmet need Enrollment Positive data in Initial data from (1) complete in ROSE2, Phase 2b Cash at year end 2023: ~$340 million Phase 2a Trial in BROOKLYN & Trial in Japanese Early Alzheimer’s BROADWAY Patients Source: Company data for obicetrapib 10mg monotherapy, Pooled data includes TULIP, ROSE, ROSE2, and Japan Phase 2 data sets Note: 1. unaudited 3

Obicetrapib designed to address the ~30M patients in US on drug but not at goal ~18 million ~43 million Not at goal of LDL-C Treated primary <100mg/dl prevention patients Of the ~30M treated patients not at goal, ~8 million ~72 million ~19 million High Risk ASCVD not at ~18M were “far from Adults in US diagnosed with Treated secondary goal of LDL-C <55 mg/dl hypercholesterolemia goal” (greater than prevention patients 20%) and 6M were not taking statins ~5 million ASCVD not at goal of LDL-C <70 mg/dl ~10 million Diagnoses patients not treated with statin or LLT US Branded Lipid Lowering Market Potential key factors limiting penetration include product limitations and market access hurdles: Low prescriber enthusiasm for existing TPPs Payors restrict access ASCVD=atherosclerotic cardiovascular disease; HeFH=heterozygous familial hypercholesterolemia; LDL-C=low-density lipoprotein-cholesterol; LLT=lipid lowering treatment. 4 Source: Merative Marketscan Claims Linked with Lab Data, 2019 - 2022, 12 months continuous data for each patient (6 months LB and 6 months LF from 1st observed statin treatment

Majority of ASCVD/HeFH patients are not achieving LDL-C targets Primary prevention HeFH Despite availability of ASCVD patients with an LDL-C Very high risk ASCVD patients patients with treatments continue to see target of LDL<70 or <55 mg/dL with an LDL-C target <55 an LDL-C target <100 mg/dL minimal uptake, especially 2 3 (2017-2018) mg/dL (2020-2021) 1 4 (2011-2017) adjunct to statins Statin utilization LDL-C < 100 LDL-C < 70 LDL-C < 55 65.8M mg/dL mg/dL mg/dL 29.6M 29% 24% 10% PCSK9i utilization 9.7M <1/3 achieved <1/4 achieved 10% achieved LDL-C <100 mg/dL LDL-C <70 mg/dL LDL-C <55 mg/dL 0.253M ASCVD=atherosclerotic cardiovascular disease; HeFH=heterozygous familial hypercholesterolemia; LDL-C=low-density lipoprotein-cholesterol. 1. Schreuder MM, et al. LDL cholesterol targets rarely achieved in familial hypercholesterolemia patients: A sex and gender-specific analysis. Atherosclerosis. 2023 2. Gao Y, Shah LM, Ding J, Martin SS. US trends in cholesterol screening, lipid levels, and lipid-lowering medication use in US adults, 1999 to 2018. J Am Heart Assoc. 2023;12(3):e028205; 3. Katzmann JL, et al. Simulation study on LDL cholesterol target attainment, treatment costs, and ASCVD events with bempedoic acid in patients at high 5 and very-high cardiovascular risk. PLoS One. 2022;17(10):e0276898; 4. J Am Heart Assoc 2022;11:3026075; doi: 10.1161/JAHA.122.026075

Increased CV events following removal of LDL-C guidelines in 2013 15 Risk of CV ≥70 LDL-C death, MI, 55-≤70 LDL-C LDL-C stroke goals Male deaths 40-≤55 LDL-C removed 10 in ≤20 LDL-C 2013 5 Female deaths P-value = 0.0001 5 0 0 1 2 3 4 5 Trends in prevalence of high LDL-C in US adults, 2 Year Time post-enrollment (years) NHANES 1999-2018 with history of ASCVD Numerous studies Despite statins, CVD deaths ~75% of ASCVD patients are NOT demonstrate resurgence of are on the rise at their risk-based LDL-C goal paradigm “lower is better” Sources: Trinity NewAmsterdam Market Research Summary; Trinity quantitative market research with N = 100 PCPs and Cardiologists; Bloomberg Prescription Data; IQVIA Rx Tracker. (1) Literature review suggesting hypercholesterolemia prevalence of ~94mm in the US (average of He et al. 2020, Mercado et al. 2015, Muntner et al. 2013) and ~137mm in EU5 (average of Gomez-Huelgas et al. 2010, Guallar-Castillon et al. 2012, Tragni et al. 2012, Grau et al. 2011 (3) 8mm statin-intolerant & 22mm above LDL-C target: Percentage of patients in each category estimated from Trinity quantitative market research and the – percentages were then applied to the estimated 84mm treated number above. (4) <1mm branded patients: 2020 US prescription data for Repatha, Praluent, and Nexletol/Nexlizet were pulled from the Bloomberg Prescription Data Portal that Trinity subscribes to; assuming 12 scripts/year and 70% compliance for PCSK9s (based on PCSK9 literature) and 59% compliance for Nex/Nex (based on statin literature) patient volume estimates were derived from the prescription data and extrapolated to the EU5. (5) Gaba P, et. al., Association Between Achieved Low-Density Lipoprotein Cholesterol Levels and Long-Term Cardiovascular and Safety Outcomes: An Analysis of FOURIER-OLE. Circulation. 2023 Feb 13. doi: 10.1161/CIRCULATIONAHA.122.063399. 6 Deaths in Thousands Cumulative incidence rate (%)

Resurgence of the “lower is better” paradigm leading to significant US market growth 18% 3yr CAGR LDL-C goals removed Mortality 7% peaks 3yr CAGR Driven by generic ezetimibe, 7% total market growth in 18% non-statin patient growth given lack of convenient and the US efficacious alternatives Recent guideline and label changes driving renewed acceleration June 2023: ACC updated guidelines to target LDL-C <55 mg/dl in high risk patients in line with ESC/EAS November 2023: FDA highlights need to reduce access restrictions for LLTs. Labels updated from “on top of maximally tolerated statins” to “treatment of primary hyperlipidemia” for some LLTs 7 Source: Symphony Health data through October 2023 Note: LLT=lipid lowering treatment.

Few approved post-statin LDL lowering products, which are limited by efficacy, convenience and/or payor access (5) (5) (4) (1) (2) (3) Obicetrapib Obi + Eze Oral PCSK9 Ezetimibe Nexletol PCSK9i LDL data 2026E LDL data 2024E Approved Approved Approved LDL data 2025E Approval (CVOT data 2029E) (CVOT data 2026E) MACE Benefit 7% 13% 15% TBD TBD TBD Observed LDL-C 25% 15% 45-50% 43-51% 63% 50-59% Reduction Oral Oral Injectable Oral Oral Oral Administration (small molecule) (small molecule) (mAb) (peptide) (small molecule) (small molecule) 380mg 20mg 10mg 180mg 140-150mg 10mg Dosing (20mg API + 360mg SNAC) (10mg Obi + 10mg Eze) Yes No No No No No Food Effect (8hr fast & 30min wait) SNAC technology Safety & Safe, Tendon rupture & gout Safe, has previously been Well-Tolerated Well-Tolerated Well-Tolerated warning on label injection site reactions observed to have compared to placebo compared to placebo Tolerability (6) tolerability concerns Raises None 15-30% 20-25% 47-57% 40% Lp(a) lowering Note: The above data do not represent head-to-head comparisons. Actual results may differ from expectations. Obicetrapib mono and Ezetimibe combo, along with the Oral PCSK9 have not been approved by any regulatory authority. E= estimated dates. Sources: 1. PI Zetia table 7. refers to; Gagne, C et al. Am J Cardiol 2002. LDL-C measured only using Friedewald 2. PI Nexletol; study 2. refers to; Goldberg, A et al. JAMA 2019;322(18):1780-1788. LDL-C measured using Friedewald and direct assay for LDL-C <50 mg/dL. 3. 8 multiple studies: Blom, D et al. N Engl J Med 2014; Kereiakes, D et al. Am Heart J 2015.; Ray, K. N Engl J Med 2020. 4. Ballantyne, C et al. JACC 2023;81(16) 5. See slide 11 and 17 6. MK0616 was observed to have adverse events comparable to pbo in Phase 2b trials

40-50% LDL-C reduction comparable to high efficacy PCSK9 injectables Cross trial comparison of LDL-C reduction across different approaches (in %) Anacetrapib Evacetrapib Dalcetrapib Ezetimibe Nexletol Repatha Praluent Leqvio 1 2 3 4 5 6 7 8 100mg 130mg 600mg 10mg 180mg 420mg 150mg 284mg 0 Prior CETP inhibitors Existing oral therapies PCSK9 injectables -7 -10 -15 -17 Nexletol bears -21 FDA label for tendon -20 rupture, gout -25 Ezetimibe is generic -30 -40 -46 -47 -51 -50 -60 -70 The trials represented were selected due to their shared features that reflect the Phase 3 obicetrapib studies. Selecting trials with shared features allows for a potentially more accurate comparison of the LDL-C lowering results, with factors being considered such as: a) presence of intensive LDL-lowering therapy including (high intensity) statins and PCSK9 inhibitors, b) patient population – ASCVD or ASCVD risk equivalent patients (including primary hypercholesterolemia and HefH) and c) where possible, selected studies where LDL-C measured by preparative ultracentrifugation (PUC ) as opposed to Friedewald; noted below are those instances where PUC was not used – this is important because at low LDL-C levels (< 50 mg/dL), calculated LDL-C by Friedewald is overestimated; certain significant deviations from these parameters are provided in the footnotes. Note: The above trials and data do not represent head-to-head comparisons. Actual results may differ from expectations. Sources: * Circulation. 2021;144:e564–e593 17065. 1. Bowman, L et al. N Engl J Med 2017. 2. Amirhossein, S et al. Curr Pharmaceutical Design 2016. Meta-analysis - Also included hyperlipidaemia patients. LDL-C measured using direct assays and Friedewald. 3. de Grooth et al. Circulation 2002. LDL-C measured only using Friedewald and did not require subjects to be on prior statin therapy or present with ASCVD. 4. PI Zetia table 7. refers to; Gagne, C et al. Am J Cardiol 2002. LDL-C measured only using Friedewald. 5. PI Nexletol; study 2. refers to; Goldberg, A et al. JAMA 2019;322(18):1780-1788. LDL-C measured using Friedewald and direct assay for LDL-C <50 mg/dL. 6. DESCARTES study. refers to; Blom, D et al. N Engl J Med 2014. Also 9 included hyperlipidaemia patients. 7. PI Praluent; study 3. refers to; Kereiakes, D et al. Am Heart J 2015. 8. PI Leqvio; study 1. Refers to; Ray, K. N Engl J Med 2020. % LDL-C change versus baseline

Obicetrapib program designed to overcome limitations of prior CETP inhibitors (3) (1) (2) (4) (5) Evacetrapib Torcetrapib Dalcetrapib Anacetrapib Obicetrapib Observed LDL-C reduction 20% 7% 21% 17% 43% CETP inhibition 80% 40% 65% 90% 98% Dosing 60mg 600mg 100mg 100mg 10mg Blood pressure increase Yes No No No No Aldosterone increase Yes No No No No Lp(a) lowering unknown unknown 20-25% 20-25% 47-57% ApoB lowering 10% None 15% 18% 25%-35% OUTCOMES STUDIES Name ILLUMINATE Dal-OUTCOMES ACCELERATE REVEAL PREVAIL Patients 15,067 15,871 12,092 30,449 >9,000 (expected) Baseline LDL-C (mg/dl) 79.7 76.4 81.1 61 ~105 (expected) LDL-C reduction (mg/dl) 20 NS 25 11 TBD Median follow-up 18 mo 31 mo 26 mo 49 mo 42 mo (expected) Result (HR) 1.25 1.04 1.01 0.91 TBD Short follow-up but As expected, low Explanation Off target tox No LDL-C benefit mortality benefit (HR baseline and LDL TBD 0.84) reduction Note: The above trials and data do not represent head-to-head comparisons. Actual results may differ from expectations. 10 Sources: 1. Barter et al. NEJM.2007; 2. Schwartz et al. NEJM.2012; 3. Lincoff et al. NEJM.2017 4. Bowman et al. NEJM.2017 5. Company Data

Enhanced LDL-C reduction with Obicetrapib’s greater potency Note: The above trials and data do not represent head-to-head comparisons. Actual results may differ from expectations. 11 Sources: 1. Barter et al. NEJM.2007; 2. Schwartz et al. NEJM.2012; 3. Lincoff et al. NEJM.2017 4. Bowman et al. NEJM.2017 5. Company Data

Obicetrapib Phase 1/2 studies: Consistent benefits observed in lipid biomarkers Phase 1 MAD ROSE ROSE2 Japan Pooled data TA-8995-06 TULIP N=10 per arm N=40 per arm N=26 per arm N=26 per arm N=132 N=13 per arm N=35 per arm Median LS Mean Source: Company data for obicetrapib 10mg monotherapy, Pooled data includes TULIP, ROSE, ROSE2, and Japan Phase 2 data sets 12

Sufficient cash expected to fund the Company through multiple potential pivotal data readouts 2024-2026 2024 2022 2023 2024 2025 2026 1H 2H 1H 2H 1H 2H 1H 2H 1H 2H Phase 3 BROADWAY Trial Lipid Mono Study BROADWAY Ph3 (HeFH or ASCVD; LDL-C ≥ 55 mg/dL; LDL n=2,532) regulatory filing BROOKLYN Ph3 Phase 3 BROOKLYN Trial Lipid Mono Study (HeFH; LDL-C ≥ 70 mg/dL; HeFH; n=354) Obicetrapib MACE Monotherapy PREVAIL CVOT regulatory Phase 3 CVOT PREVAIL Trial Product filing (ASCVD or HeFH; LDL-C ≥ 70 mg/dL; (obicetrapib 10mg) n=9,000) Japan Ph2b Phase 2b Japan Trial (LDL-C ≥ 70 mg/dL; n=100) LEGEND Ezetimibe FDC Phase 2b ROSE2 Trial Initiation ROSE2 Ph2b (LDL-C ≥ 70 mg/dL; n=114) LDL Product Enrollment regulatory (obicetrapib 10mg + complete filing ezetimibe 10mg) FDC Ph3 Phase 3 FDC Trial Ph3 readout (LDL-C ≥ 70 mg/dL; n=400) CVOT readout Alzheimer’s Ph2 readout Product Phase 2a Alzheimer’s Alzheimer’s Ph2a (proprietary Disease Trial dose/formulation (ApoE4 carrier; n=10–15) incorporating obicetrapib) PROJECTED CASH RUNWAY THROUGH 2026 Numerous catalysts expected throughout 2024-2026 13 Note: Other than as noted, the pipeline represents trials that are currently ongoing. Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions is subject to additional discussions with regulators. Neuro- Cardiovascular metabolic

BROOKLYN study design Objective: To evaluate the effects of obicetrapib in patients with heterozygous familial hypercholesterolemia (HeFH) Inclusion criteria Study design: Randomized, double-blind, placebo-controlled • HeFH by genetic confirmation, and/or WHO Criteria/Dutch Clinical Network, Obicetrapib 10mg (n=200) Safety FU and/or Simon Broome criteria • Patients (n=300) • 70% of patients on HS • HeFH Obicetrapib 5mg (n=38) • 10% Statin Intolerant• ≥ 18 years • Baseline LDL-C: • Stable lipid lowering therapies with an Placebo (n=600 ) Safety FU Placebo (n=100) ≥70 mg/dL LDL ≥ 70 mg/dL and TG ≤ 400 mg/dL Exclusion criteria 2 Visit: 1 3 4 6 7 8 • CV disease < 3 months 5 1 Days: -14 to -1 30 84 270 365 +35 180 • HoFH • Uncontrolled hypertension eligibility Primary efficacy endpoint Labs, PK Labs, PK Labs, PK Labs, PK Labs, PK Labs, PK Labs, PK Safety Safety • Percent change from baseline in LDL-C Safety Safety Safety Safety Safety compared to the placebo group o o 1 endpoint Key 2 endpoint 14

BROADWAY study design Objective: To evaluate the effect of obicetrapib on top of max tolerated lipid-modifying therapy in patients with HeFH and or ASCVD Inclusion criteria Have a fasting serum LDL-C at Screening (Visit 1) as follows: Study design: Randomized, double-blind, placebo-controlled • Have a fasting serum LDL-C ≥ 55 mg/dL (≥ 1.4 mmol/L) to <100 mg/dL (<1.8 mmol/L) OR non-HDL-C ≥ 85 mg/dL (≥ 2.2 mmol/L) to <130 mg/dL (<2.6 mmol/L) with at least 2 risk enhancers OR • Have a fasting serum LDL-C ≥ 100 mg/dL (≥ 2.6 mmol/L) OR non- Obicetrapib 10mg (n=1600) Safety FU HDL-C ≥ 130 mg/dL (≥ 3.4 mmol/L). • Patients (n=2400) Risk enhancers: • Age of >60 years; • HeFH and or ASCVD • Recent MI (>3 and <24m prior to Randomization); • ≥ 18 years • Type 2 diabetes mellitus; • Baseline LDL-C: 99 mg/dL • Current cigarette smoking; Safety FU Placebo (n=800) • hsCRP ≥ 2.0 mg/L; • TG >150 mg/dL (>1.7 mmol/L); • Lp(a) >30 mg/dL (>70 nmol/L); • HDL-C <40 mg/dL (<1.0 mmol/L); 2 Visit: 1 3 4 6 7 5 8 Exclusion criteria • CV disease < 3 months 1 Days: -28 to -1 30 84 180 270 365 +30 • HoFH • Uncontrolled hypertension eligibility Labs, PK Labs, PK Labs, PK Labs, PK Labs, PK Primary efficacy endpoint Labs, PK Labs, PK Safety Safety Safety Safety Safety Safety Safety • % change from BL to Day 84 in LDL-C for obicetrapib vs placebo Key secondary efficacy endpoint o o • CV death, MI, stroke, or non-elective coronary 1 endpoint Key 2 endpoint revascularization 15

PREVAIL trial design leverages lessons learned Applying lessons from prior CVOTs • Study design: Greater LDL-lowering activity o n = 9000 Higher absolute LDL-C anticipated o Inclusion: ASCVD patients on maximally reduction expected to 42.6% observed in Phase 2 tolerated statins with risk enhancers and plus lead to greater MACE LDL-C > 70mg/dl Targeting higher baseline LDL patients benefit o Minimum follow up 2.5 years ~100mg/dl anticipated • Primary endpoint: 4-point MACE • First secondary: 3-point MACE Longer duration of follow up Median of 42 months vs. only 2.1 years in ACCELERATE More time + higher • Prespecified endpoints: plus o Conversion of pre-diabetes to diabetes patient risk potentially Targeting higher-risk patient population o A1c levels in diabetes patients maximizes opportunity ASCVD patients further enriched with with risk enhancers shown in REVEAL long-term follow up to have stronger for MACE reduction relative risk reduction (high LDL/ApoB, diabetes, high • Patient populations of interest triglycerides, recent MI) o Patients on PCSK9 o Patients on GLP-1 o Patients on SGLT-2 Potentially enhanced commercial Differentiated secondary endpoints profile vs. other LDL- Lp(a)-lowering, HDL-raising, diabetes, and Alzheimer’s lowering agents + benefits potential therapeutic area expansion Note: Actual results may differ from expectations. 16

2023 achievements pave the way for potential 2024 value inflection milestones 2Q 2023 3Q 2023 2H 2023 Complete enrollment Present ROSE2 Complete enrollment for Topline Japan Initial Alzheimer’s Select formulation for for BROOKLYN Phase 3 full data at NLA BROADWAY Phase 3 Phase 2b results Phase 2a data FDC Phase 3 trial 2023 1Q 2024 3Q 2024 4Q 2024 1Q 2025 Complete enrollment Initiate FDC BROOKLYN Phase 3 BROADWAY Phase 3 TANDEM FDC Phase 3 for PREVAIL CVOT Phase 3 trial topline topline topline 2025 2024 Note: Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions is subject to additional discussions with regulators. 17

Obicetrapib for Cardiovascular Disease 18

Exceptional LDL goal attainment observed with ezetimibe + obicetrapib combination, including >87% of patients observed to attain <55 mg/dl LDL-C levels % of patients observed with the following LDL-C levels: <100 mg/dl <70 mg/dl <55 mg/dl 100% 93.5% 88.5% 87.1% 73.1% 66.7% 87.1% 73% of combo recipients of Obi 10 patients observed to have LDL-C 93.5% observed to have of <55 mg/dL of combo recipients LDL-C of observed to have 70 mg/dL or 42.3% LDL-C lower of <70 mg/dL 16.7% Placebo Obi 10 Obi 10/ Placebo Obi 10 Obi 10/ Placebo Obi 10 Obi 10/ Eze 10 Eze 10 Eze 10 Source: Ballantyne CM, et al. J. of Clinical Lipidology 2023 19 % of on-treatment patients at target

1 2 Lp(a) percent reduction from baseline in ROSE and ROSE2 • Lp(a) is emerging as a strong and independent marker of CVD risk and an exciting new CVD drug target ROSE2 ROSE Placebo Obicetrapib 5mg Obicetrapib 10mg Obicetrapib 10mg Obi 10mg / Eze 10mg 10 10 4 0 0 -10 -10 -20 -20 -30 -30 -34 -40 -40 -40 -47 -50 -50 -57 -60 -60 Source: 1. Nicholls SJ, et al. Nat Med 2022;28:1672-1678. 2. Ballantyne CM, et al. J. of Clinical Lipidology 2023 20 Lp(a) % change from baseline (median) Lp(a) % change from baseline (median)

Obicetrapib/ezetimibe observed to lower LDL-C by 63.4% on top of HIS in ROSE2 LDL-C (mg/dL), on-treatment population Median (min, max) LDL-C levels (mg/dL) at baseline & EoT Placebo Obicetrapib 10 mg Obi 10 / Eze 10 10 Time Placebo Obi 10 mg Obi 10 / Eze 10 0 95.5 100.0 87.0 Baseline -10 (60, 211) (35, 189) (62, 152) -6.4 Median (N=40) (N=26) (N=31) -20 88.0 55.5 39.0 EoT (55, 188) (21, 148) (15, 96) -30 Median (N=36) (N=26) (N=31) -40 -6.4 -43.5 -63.4 % Change from -43.5 (-36.4, 96.7) (-78.4, 22.6) (-83.7, -29.7) -50 Baseline (Median) (N=36) (N=26) (N=31) -60 % Change from -0.85 -39.20 -59.23 Baseline -70 63.4% (-47.41, -30.99) (-66.75, -51.71) LS mean (95% CI) (-7.75, 6.05) reduction - <0.0001 <0.0001 P-value Source: Ballantyne CM, et al. J. of Clinical Lipidology 2023 21 % change from baseline (median)

ROSE2: Non-HDL-C and ApoB percent change from baseline (Day 84) Non-HDL-C (mg/dL), on-treatment population ApoB (mg/dL), on-treatment population Placebo Obicetrapib 10 mg Obi 10 / Eze 10 Placebo Obicetrapib 10 mg Obi 10 / Eze 10 10 10 5 0 0 -10 -5.6 -5 -2.1 -20 -10 -30 -15 -20 -40 -37.5 -25 -24.2 -50 -30 -55.6 -60 -35 -34.4 -70 -40 Source: Ballantyne CM, et al. J. of Clinical Lipidology 2023 22 % change from baseline (median) % change from baseline (median)

LDL-P believed to be one of the most robust predictors of cardiovascular risk • Small dense LDL particles are more likely to be trapped in arterial wall than larger-sized LDL particles • High LDL-P levels typically signify that a patient has a Low LDL-P confers a lower risk higher proportion of small dense LDL particles vs. — even in patients with high larger-sized LDL particles LDL-C Low LDL-P, Low LDL-C (n = 1,249) Low LDL-P, High LDL-C (n = 284) High LDL-P confers a higher risk — even in patients with low LDL-C LDL-P is observed High LDL-P, High LDL-C (n = 1,251) to be a significantly High LDL-P, Low LDL-C (n = 282) better predictor of CV risk than LDL-C Even though all LDL particles contain only = Larger-sized LDL one ApoB protein, small dense LDL particles have a less massive ApoB protein Years of follow-up = Small dense LDL Source: Cromwell WC, et al. Clin Lipidol. 2007 December 1; 1(6): 583–592 23 Event-free survival

ROSE2 showed significant reduction in total and small LDL particles, bringing patients (1) who had baseline elevated LDL-P to optimal parameters Patients taking the Obi/Eze combo Total LDL-P Small LDL-P observed to achieve optimal LDL-P profiles Lipoprotein ROSE2 ROSE2 fractionation 1 placebo Obi / Obi + Eze LDL-P (nmol/L) 1012.8 495 / 300 Small LDL-P 717.5 73.4 / 47.5 (nmol/L) LDL size (nm) 20.26 21.0 / 21.0 72.1% reduction (2) High Moderate Optimal Key LDL-P >1816 935-1816 <935 (nmol/L) 95.4% Small LDL- >820 467-820 <467 P (nmol/L) reduction LDL size ≤20.5 N/A >20.5 (nm) Sources: 1. Ballantyne CM, et al. J. of Clinical Lipidology 2023, 2. LipoFraction NMR practitioner Guidelines 24 % change from baseline (median)

Stronger LDL-lowering observed with ezetimibe in obicetrapib combo vs. ezetimibe with (1) statins, potentially due to a synergistic mechanism of action for obi/eze combo Obicetrapib is designed to promote more cholesterol excretion Eze on top Eze on top into the intestines (via TICE) while ezetimibe is designed to of statin of Obi Eze block cholesterol reabsorption into the body, synergistically 0 enhancing fecal sterol removal of cholesterol -5 CETPi -10 No Intestine synergy -15 -20 LDL levels -18.1 further drop -20.0 -25 SYNERGY -30 CE excretion -32.2 -35 into intestines via TTI ICE CE LDL-R levels -36.1% -18.1% -40.0% 200 176 -32.2% 150 112.5 96 92.3 100 57.5 EZETIMIBE 39.0 NPC1L1 50 Stops CE reabsorption 0 from intestines; LDL Fecal sterol BL Simva Simva / Eze BL Obi 10 Obi / Eze levels further drop removal Source: Ballantyne CM, et al. J. of Clinical Lipidology 2023 Note: The calculations included in the graphs here represent the Company's hypothetical calculation assuming one patient was treated with each drug independently. 25 % change from baseline with % change from baseline (mean) background therapy

Favorable safety profile observed in all LDL Phase 1 & 2 clinical studies (1) (2) Comparator Pooled Obicetrapib (5, 10mg) (N=231) (N=309) TEAEs (%) TEAEs, total 136 (58.9) 173 (55.9) TEAEs, related 45 (19.5) 49 (15.8) TEAEs, severe 5 (2.2) 7 (2.3) TESAEs *TESAEs, total 6 (2.6) 4 (1.3) TESAEs, related 0 0 Deaths 0 0 Withdrawals study / medication TEAEs leading to discontinuation 13 (5.6) 13 (4.2) of study drug * There were three additional TESAEs in other obicetrapib dose arms: two in the TULIP 2.5mg arm, and one in the Lp(a) 2.5mg arm; none were considered to be related to study drug. (1) The Comparator group included patients receiving placebo and non-obicetrapib monotherapy. (2) The pooled obicetrapib group includes patients treated with obicetrapib as a monotherapy and in combination with atorvastatin, rosuvastatin and ezetimibe. 26

Obicetrapib does not show an effect on systolic and diastolic blood pressure • A dedicated meta-analysis of the obicetrapib ROSE2, ROSE, TULIP, OCEAN, and TA-8995-203 study did not reveal any signal in systolic and diastolic blood pressure • By contrast, in the cardiovascular outcome trial ILLUMINATE, torcetrapib showed a significant 5.4 and 2.0mm Hg increase in systolic blood and diastolic pressure and was associated with a significant decrease in serum potassium, and increases in serum sodium, bicarbonate and aldosterone Diastolic Systolic 4 4 Placebo Obicetrapib 5mg Obicetrapib 10mg 3 3 Placebo Obicetrapib 5mg Obicetrapib 10mg 2 2 1 1 0 0 -1 -1 -2 -2 -3 -3 -4 -4 BL 4 8 Week 12 BL 4 8 Week 12 Placebo (N) 229 222 180 157 Placebo (N) 229 222 180 157 Obi 5 mg (N) 135 134 130 63 Obi 5 mg (N) 135 134 130 63 Obi 10 mg (N) 240 237 155 188 Obi 10 mg (N) 240 237 155 188 Sources: Circulation 2021;144:e564–e593 17065: Obicetrapib Lowers LDL-C in Patients Taking High Intensity Statins: Results From Rose Clinical Trial. *Represents pooled data from the ROSE, TULIP and OCEAN clinical trials. 27 LS mean mmHg change vs. baseline LS mean mmHg change vs. baseline

Target biology and class overview: Key lessons learned 28

Obicetrapib program designed to overcome limitations of all prior CETP inhibitors SAFETY We believe that all prior CETPi were developed with a misguided focus on HDL increase (rather than LDL decrease) as the primary MoA for CVD risk reduction, 1 OFF-TARGET TOXICITY, T O R C E T R A P I B leading to inappropriate compound selection or inappropriate CVOT design INCREASED BLOOD PRESSURE, Suffered from drug-specific toxicity issue ALDOSTERONE (seen early in Phase 2) (Pfizer) LDL-LOWERING POTENCY 2 NO LDL-LOWERING D A L C E T R A P I B Safe & Drug showed no well-tolerated CVOT DESIGN LDL-lowering efficacy ~40% target coverage at CVOT dose (Roche) (DURATION & BASELINE LDL) 3 E V A C E T R A P I B Strong safety Modest LDL-lowering INSUFFICIENT TRIAL DURATION Overall mortality benefit (P =.04) profile Safe & (only 2 years) – but CVOT was too short to across ~59k well-tolerated ~80% target coverage at CVOT dose demonstrate MACE benefit patients (Lilly) COMMERCIAL VIABILITY 4 COMMERCIALLY UNVIABLE - HIGH Sufficient duration A N A C E T R A P I B Modest LDL-lowering (4.1 years, with 6.3 year follow up) Safe & LIPOPHILICITY AND FAT TISSUE Meaningful MACE benefit well-tolerated observed - but drug accumulated ACCUMULATION LED TO 4+ YEAR Baseline LDL too low ~80% target coverage at CVOT dose in fat tissue (60 mg/dL) HALF-LIFE (Merck) ✓ Tolerability profile observed in ✓ ~43% LDL-LOWERING ✓ Longer trial duration (4 yrs) ✓ Favorable PK/PD profile >800 patients through Phase 2b OBSERVED IN PHASE 2B + 5 OBICETRAPIB ✓ No accumulation in fat (1) ✓ High baseline LDL (100 mg/dL) ✓ No concerns seen in biomarker tissue observed ✓ ~59% LDL-LOWERING safety data, including blood OBSERVED IN FDC PHASE 2 = PREVAIL CVOT design expected to pressure-associated biomarkers translate into 15-20% MACE benefit ~97% target coverage Note: The above trials and data do not represent head-to-head comparisons. Obicetrapib has not been approved for marketing by any regulatory authority. (1) Represents estimated average baseline LDL to be enrolled, not entry criteria. 29 Sources: 1. Barter PJ, et al. N Engl J Med 2007;357:2109-2122; 2. Schwartz GG, et al. N Engl J Med 2012;367:2089-2099; 3. Lincoff AM, et al. N Engl J Med 2017;376:1933-1942; 4. The HPS3/TIMI55–REVEAL Collaborative Group. N Engl J Med 2017; 377:1217-1227; 5. Data on file

Absolute reduction of LDL-C and ApoB, and duration of that reduction are believed to be key to reducing cardiovascular risk Key factor 1: Absolute reduction Key factor 2: Study duration CTT meta-regression line shows a linear and Meta-analysis of CVOT duration shows that ~3.5 year median predictable relationship between absolute LDL-C follow up optimizes the probability of seeing maximal MACE lowering and MACE reduction reduction benefit MACE MACE benefits benefits impac impac ted ted by by 2 2 key key factors: factors: Low absolute LDL Optimal MACE reduction leads to small benefit observed MACE benefit with 3-4 year duration trials ABSOLUTE th ESPR CVOT is 7 MOA that falls right REDUCTION on the CTT meta- regression line Less than 3 years is * too short to see true High absolute MACE benefit... LDL reduction STUDY leads to large DURATION Diminishing incremental MACE benefit MACE benefit observed for trials longer than 4 years... Sources: American Heart Association, CDC, Mayo clinic, Global Health estimates 2016: Deaths by Cause, Age, Sex, by Country and by Regio, 2000-2016, Geneva, WHO; 2018. Lancet 2005;366:1267-78; Silverman MG, et al. JAMA 2016;27:1289-1297. * ESPR CVOT depiction based on ACC 2023 presentation, drawn as approximation to existing meta-regression figure. 30

ACCELERATE, REVEAL and IMPROVE-IT support our belief that CVOT study duration should be long enough to see optimal MACE benefit Kaplan-Meier curves for these trial, with very similar absolute ApoB reductions, show separation later than 2 years, which is the point in time that ACCELERATE stopped MACE benefits impacted by 2 key factors: ABSOLUTE REDUCTION STUDY DURATION Curves are for the primary efficacy endpoint, which in IMPROVE-IT was defined as the composite of death from cardiovascular disease, a major coronary event (nonfatal myocardial infarction, documented unstable angina requiring hospital admission, or coronary revascularization occurring at least 30 days after randomization), or nonfatal stroke, in ACCELERATE as the composite of death from cardiovascular causes, myocardial infarction, stroke, coronary revascularization, or hospitalization for unstable angina, and in REVEAL as the composite of coronary death, myocardial infarction, or coronary revascularization. 31 Cannon CP, et al. N Engl J Med 2015;372:2387-2397. Lincoff AM, et al. N Engl J Med 2017;376:1933-1942. Bowman L, et al. N Engl J Med 2017;377:1217-1227.

REVEAL data supports translation from absolute LDL reduction to MACE benefit EXPERIENCE: REVEAL (anacetrapib) Hypothetical: PREVAIL (obicetrapib) ~ ~ (1) 61 mg/dL 17% 11 mg/dL 105 mg/dL 43% 45 mg/dL Low Drug showed modest Results in SMALL absolute Enrich for higher Stronger expected Expected to result in baseline LDL-lowering % LDL reduction baseline LDL-lowering % more absolute LDL reduction >20% drop in MACE 20% 9% drop 9% drop drop in MACE Smaller MACE* Bigger expected benefit anticipated MACE** benefit 11 mg/dL drop in ~47 mg/dL drop in absolute absolute LDL-C LDL-C anticipated Note: Actual results may differ from hypothetical calculation. * Composites of MACE included in this analysis were coronary death, myocardial infarction or coronary Source: Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81 Circulation. 2021;144:e564–e593 17065: revascularization. Obicetrapib Lowers LDL-C in Patients Taking High Intensity Statins. Source: The HPS3/TIMI55–REVEAL Collaborative Group. N Engl J Med 2017; 377:1217-1227 32 (1) Represents estimated average baseline LDL to be enrolled, not entry criteria. Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81. ** MACE includes cardiovascular death, myocardial infarction, stroke and non-elective coronary revascularization in adults.

REVEAL data in high tercile in non-HDL-C supports larger MACE benefit EXPERIENCE: REVEAL (anacetrapib) Hypothetical: Obicetrapib (Phase 2 Studies) ~110 21% 23 mg/dL ~140 mg/dL 40% ~56 mg/dL mg/dL Non-HDL-C PREVAIL non-HDL-C high tercile Drug showed modest Results in SMALL absolute Non-HDL-C lowering absolute non-HDL-C baseline Non-HDL-C lowering % non-HDL-C reduction baseline in Obi P2s reduction >20% drop in MACE 17% 20% 17% drop in drop drop MACE Smaller MACE* Bigger expected benefit MACE** benefit Full patient 23 mg/dL drop in 56 mg/dL drop in absolute population absolute non-HDL-C non-HDL-C PREVAIL anticipated Note: Actual results may differ from hypothetical calculation. Source: The HPS3/TIMI55–REVEAL Collaborative Group. N Engl J Med 2017; 377:1217-1227 Source: Nicholls SJ, Ditmarsch M, Kastelein JJ, et al. Nat Med 2022;28:1627-1678. 33 Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81. ** MACE includes cardiovascular death, myocardial infarction, stroke and non-elective coronary revascularization in adults *Composites of MACE included in this analysis were coronary death, myocardial infarction or coronary revascularization.

Obicetrapib and Alzheimer’s Disease 34

CETP knock-in mice observed to increase brain cholesterol levels and CETPi rescues cognition in preclinical models of CETP-induced AD Control diet 1 % cholesterol diet p<0.05 p<0.05 1.6 1.2 CETPi shows 0.8 increased brain cholesterol 0.4 levels 0.0 WT CEPT WT CEPT Control diet 1 % cholesterol diet p=0.0043 + HDL correlation - LDL correlation p=0.019 100 3 2.5 2 2 r =0.5837 r =-0.4042 NOR scores 80 2.0 p=0.015 p=0.0365 Correlation reveal 2 60 1.5 between plasma improvement lipoproteins and 40 with CETPi 1.0 NOR score 1 (Evacetrapib) 0.5 10 0 0 0 0 20 40 60 80 100 0 20 40 60 80 100 NOR score (%) NOR score (%) • Scores below the red line (50%) indicate cognitive impairment Positive correlation observed between NOR Negative correlation observed between • Evacetrapib has no observed effect on impairment in APP tg score and HDL quantification in CETP and NOR score and LDL quantification CETP • Evacetrapib observed to inhibit memory impairment in CETPtg & APP/CETPtg APP/CETP expressing female mice and APP/CETP expressing female mice Source: Felix Oestereich, et al., The Cholesteryl Ester Transfer Protein (CETP) raises Cholesterol Levels in the Brain and affects Presenilin-mediated Gene Regulation, Journal of 35 Lipid Research, vol. 63, no.9, 2022. Novel object CETP WT discrimination ratio (%) Cholesterol intensity Plasma HDL (mmol/L) Plasma LDL (mmol/L)

CETP loss-of-function (LoF) genotype may be associated with slower memory decline and lower AD risk • CETP’s potential involvement in CNS cholesterol homeostasis is supported by genetic data • CETP LoF genotype may be associated with lower CETP activity & a corresponding increase in HDL levels CETP CETP (Apo-A1) Lewy body dementia (LBD) LBD (ApoE-e4+) LBD (ApoE-e4-) Parkinson Dementia in Parkinson Lower CETP OR (95% CI) 2 LoF CETP genes 1 LoF CETP gene Normal CETP 36 Source: JAMA, January 13, 2010—Vol 303, No. 2

Initial data for Obicetrapib 10mg observed to decrease 24s- & 27-hydroxycholesterol (“OH”) in both plasma and cerebrospinal fluid (“CSF”) • In separate trials with different protocols and endpoints, Simvastatin was observed to only reduce 24s- and 27-OH in plasma • Obicetrapib was observed to be well-tolerated. No serious adverse events were reported, nor were any adverse events considered to be related to the study drug. Simvastatin Obicetrapib 6.2 1.2 -5.9 -8.6 -9.2 -10.8 -12.4 -20.1 Source: Alzheimer Dis Assoc Disord. 2010; 24(3): 220–226 and Company data Note: The results shown above do not represent head-to-head comparisons. The data was obtained from clinical trials with different objectives, designs and patients. Actual 37 results may differ from expectations. % Change from BL % Change from BL

Clinical events and exclusivity timelines 38

Projected exclusivity timelines in the EU and US Assumes EU approval 4Q 2025 and US approval 1Q 2027 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 SPC max EU approval 10/35 10/36 EU Data exclusivity + market exclusivity (8 + 2 years) 10/40 10/1/25 Regulatory exclusivity 6 mo. PTE max US approval 1/32 7/34 pedi. US NCE exclusivity (5 years) 30 mo. stay 1/41 1/1/27 (1/35) st 8/27 (U.S.); 4/25 (EU) Original genus patent family 1 gen SPC 2 2/ /3 34 4 8/39* Species selection/low dose patent family EU nd (1) 2 gen PTE 2/34 8/39* Species selection/low dose patent family US 7/43 Proprietary form (COM) patent family** EU rd 3 gen US 7/43 Proprietary form (COM) patent family Note: Dates for information purposes only, Filled colors = granted patents & dotted lines = pending patents; one patent only to be selected for SPC/PTE; an earlier US approval leads to earlier regulatory expiry & shorter PTE; *including pediatric extension 6m; ** will be pending once a PCT application is filed; actual results may differ from expectations. 1. Low dose/ species selection patents US 10,653,692, US 11,013,742, US 11,642,344; statin combo patent US 10,300,059 39

Expert cardiometabolic leadership supported by top investors Michael Davidson, M.D. John Kastelein, M.D. Douglas Kling William ‘BJ’ Jones Ian Somaiya Louise Kooij Marc Ditmarsch, M.D. CEO CSO COO CCO CFO CAO CDO WILLIAM SANDER JULIET JAMIE NICHOLAS LOU MICHAEL JOHN JOHN W. JANNEKE SEASONED LEWIS SLOOTWEG AUDET TOPPER DOWNING LANGE DAVIDSON KASTELEIN SMITHER VAN DER KAMP BOARD OF CEO, Managing Partner, Partner, Managing Partner, Partner, Partner, CEO, NewAmsterdam CSO, NewAmsterdam Independent Independent DIRECTORS: Insmed Forbion Forbion Frazier Life Sciences Bain Capital Asset Management Pharma Pharma Ventures BACKED BY TOP TIER INVESTORS: 40